Other Current Assets and Other Assets	12 Months Ended
Dec. 31, 2013
Other Current Assets and Other Assets [Text Block]
NOTE 5 – Other Current Assets and Other Assets

Other current assets for the year ended December 31, 2013 total $11,000 and are comprised of a rent deposit of $3,500 and a prepayment to a service provider of $7,500. During the year ended December 31, 2012 other current assets were comprised of the $3,500 rent deposit.

During the year ended December 31, 2012, other assets included a $9,644 balance for equipment and furniture. During fiscal 2013 we determined an impairment charge of $9,644 should be entered against this equipment and furniture, which brought the value of other assets to an ending balance of $nil at December 31, 2013.